UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tiptree Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2025

On November 24, 2025, Tiptree Inc. issued the following press release:

Institutional Shareholder Services (ISS) Recommend Tiptree Stockholders
Vote “FOR” the Merger of Fortegra and DB Insurance

GREENWICH, Conn., November 24, 2025 – (BUSINESS WIRE) – Tiptree Inc. (NASDAQ: TIPT) today announced that Institutional Shareholder Services Inc. (“ISS”), the leading independent proxy advisory firm, has recommended that Tiptree stockholders vote “FOR” the approval of the Agreement and Plan of Merger (the “Merger Agreement”) by and among Tiptree, The Fortegra Group, Inc. (“Fortegra”) and DB Insurance Co., Ltd. (“DB”), providing for the acquisition by DB of all of the outstanding stock of Fortegra in an all-cash deal (the “Merger Proposal”).

In their recommendation FOR the Merger Proposal, ISS noted1:

•
“The sales process itself was competitive and TIPT explored alternative transaction structures including an IPO, an outright sale of TIPT, and buying out Warburg Pincus' stake in Fortegra with no success. Ultimately, the competitive dynamic and public disclosure of the sales process supports the board's argument that the offer presented is likely the best available at this time.”

•
“TIPT has delivered strong TSR over the past five years, outpacing peers and the broader market. In other words, the next steps for the company should be viewed with an understanding of the company's structure and its long-term track record.”

“We are pleased that ISS recognizes the compelling value of the Fortegra transaction for our stockholders,” said Michael G. Barnes, Executive Chairman of Tiptree. “Your Board unanimously recommends Tiptree stockholders vote “FOR” the Merger Proposal at our December 3rd Special Meeting. Every vote is important, as a failure to vote will have the same effect as a vote against approval of the Merger Proposal.”

Tiptree stockholders who have any questions, or need assistance in voting your shares, please call our proxy solicitor:

Sodali & Co

Toll-Free: (800) 662-5200

1 Permission to use quotes neither sought nor obtained.

Email TIPT@info.sodali.com

About Tiptree
Tiptree Inc. (NASDAQ: TIPT) allocates capital to select small and middle market companies with the mission of building long-term value. Established in 2007, Tiptree has a significant track record investing across a variety of industries and asset types, including the insurance, asset management, specialty finance, real estate and shipping sectors. With proprietary access and a flexible capital base, Tiptree seeks to uncover compelling investment opportunities and support management teams in unlocking the full value potential of their businesses. For more information, please visit tiptreeinc.com and follow us on LinkedIn.

Additional Information and Where to Find It

In connection with the merger between a wholly owned subsidiary of DB with and into Fortegra with Fortegra surviving as a wholly owned subsidiary of DB (the “Merger”), Tiptree filed with the U.S Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement of Tiptree (the “Proxy Statement”), which Tiptree mailed or otherwise provided to its stockholders on or about October 31, 2025 in connection with the Merger. Tiptree may also file other documents with the SEC regarding the Merger. This release is not a substitute for the Proxy Statement or any other document that may be filed by Tiptree with the SEC.

TIPTREE URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TIPTREE, THE MERGER AND RELATED MATTERS.

Any vote in respect of resolutions to be proposed at a Tiptree stockholder meeting to approve the Merger or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Proxy Statement. You may obtain a free copy of the Proxy Statement and other related documents filed by Tiptree with the SEC at the website maintained by the SEC at www.sec.gov. You also may obtain a free copy of the Proxy Statement and other documents filed by Tiptree with the SEC by accessing the Investor Relations section of Tiptree’s website at https://investors.tiptreeinc.com.

The proposed transaction will be implemented solely pursuant to the Merger Agreement, which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

Tiptree and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Tiptree’s stockholders in connection with the Merger. Stockholders may obtain information regarding the names, affiliations and interests of Tiptree’s directors and executive officers in Tiptree’s definitive proxy statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 17, 2025 and in Tiptree’s Current Report on Form 8-K filed with the SEC on May 1, 2025. Additional information concerning the interests of Tiptree’s participants in the solicitation, which may, in some cases, be different than those of Tiptree’s stockholders generally, is set forth in the Proxy Statement and other materials that may be filed with the SEC in connection with the Merger when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Investor Relations section of Tiptree’s website at https://investors.tiptreeinc.com.

Forward-Looking Statements

This communication contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond the company’s control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K and in the section entitled “CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS” beginning on page 27 of the Proxy Statement, as well as risks related to potential future claims or litigation in connection with the proposed Merger and the potential impact of the same on the timing and ability of the parties to consummate the proposed Merger, and expenses associated with the proposed Merger. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of the forward-looking statements. Other unknown or unpredictable factors also could affect the forward-looking statements provided. Consequently, actual performance could be materially different from the results described or anticipated by the forward-looking statements. Given these uncertainties, one should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, Tiptree Inc. undertakes no obligation to update any forward-looking statements.

In light of the risks and uncertainties inherent in all projections, the inclusion of forward-looking statements and projections in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. For additional information about risks and uncertainties that may cause actual results of the Merger and the other transactions contemplated by the Merger Agreement to differ materially from those described, please refer to our reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in such reports. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements in this communication speak only as of the date of this communication. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.